[PURCHASER SIGNATURE PAGES TO IXMO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Tailor-Made Capital Ltd.

Signature of Authorized Signatory of Purchaser: ____________________

Name of Authorized Signatory: Yonatan Maka / Avner Stepak

Title of Authorized Signatory: Managing Director / CEO

Email Address of Purchaser: liorosta@meitav.co.il

Fax Number of Purchaser: +972-3-7778201

Address for Notice of Purchaser: 4 Berkowitz St., Tel Aviv 61180 Israel

Address for Delivery of Securities for Purchaser (if not same as above):

Commitment Amount: $5,000,000
Shares: 75,000
Warrant Shares: 312,500
EIN Number: **[PROVIDE THIS UNDER SEPARATE COVER]**

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO IXMO RRA]

Name of Holder: Tailor-Made Capital Ltd.
Signature of Authorized Signatory of Holder: ____________
Name of Authorized Signatory: Yonatan Malca / Amer Stepak
Title of Authorized Signatory: Managing Director CEO

[SIGNATURE PAGES CONTINUE]